Long-Term Investments - Schedule of Long-Term Investment (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2024 CNY (¥)	Sep. 30, 2024 USD ($)	Mar. 31, 2024 CNY (¥)	Mar. 31, 2024 USD ($)	Mar. 31, 2023 CNY (¥)
Schedule of Long-Term Investments [Abstract]
Equity method investments			¥ 7,383		¥ 7,494
Available-for-sale investments			58,465		68,011
Equity securities with readily determinable fair values			39		102
Total	¥ 65,656	$ 9,356	¥ 65,887	$ 9,126	¥ 75,607